Fees Summary	Oct. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 253,000,000.00
Previously Paid Amount	49,518.28
Total Fee Amount	38,734.30
Total Offset Amount	0.00
Net Fee	$ 0.00